Exhibit 99.1

Zymeworks Provides Corporate Update on Key Strategic Priorities and Outlook for 2022

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New Chair and CEO, Mr. Kenneth Galbraith, outlines strategic priorities for 2022 and 2023 across key clinical development activities for zanidatamab and ZW49, preclinical R&D pipeline, collaborations and partnerships

•	Further changes to leadership team announced today in connection with Mr. Galbraith assuming role of Chair and CEO on January 15, 2022

Vancouver, Canada and Seattle, Washington (January 19, 2022) – Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today provided a corporate update on its key strategic priorities for 2022 and 2023 in addition to confirming its upcoming clinical development milestones for zanidatamab and ZW49.

“Upon assuming my new role effective January 15th, we have moved quickly to review and confirm key strategic priorities for the near term and to establish a renewed and smaller leadership team focused on accomplishing those priorities in a prompt, high-quality and cost-efficient manner,” stated new Chair and Chief Executive Officer, Kenneth Galbraith. “We have already begun the process to reset and focus the organization on: (i) timely execution of our clinical development programs for zanidatamab and ZW49 in collaboration with our Asia-Pacific partner, BeiGene; (ii) a streamlined R&D strategy for our technology platforms and preclinical product candidates; (iii) actively seeking additional opportunities to establish further partnerships and collaborations in order to grow our business; and (iv) improving our financial position in order to properly fund our key priorities for 2022 and 2023.”

Mr. Galbraith continued, “As an initial step, we have reset and focused the Company’s operations around our core activities and most promising R&D opportunities. These measures, including the reduction in our workforce announced today, provide opportunities to reduce our future planned expenditures while continuing to fund our key priorities for 2022 and 2023. I am looking forward to reporting our progress against these key priorities over the course of 2022 and 2023 as we reset, focus and build a leading biopharmaceutical company around a renewed organization, and an exciting and expanding pipeline of product candidates with the potential to make a significant difference for patients around the world with difficult-to-treat cancers.”

Key Strategic Priorities for 2022 and 2023

•	Fully recruit the HERIZON-BTC-01 pivotal clinical study for zanidatamab by mid-2022;

•	Fully recruit the HERIZON-GEA-01 pivotal clinical study for zanidatamab by the end of 2023;

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Complete or close out other ongoing early-stage clinical studies for zanidatamab as data become available, and use these data to identify and support strategic decisions regarding future clinical development opportunities beyond the ongoing pivotal clinical studies;

•	Finalize a clear clinical development path for ZW49 based on additional clinical data expected in 2022 from the ongoing Phase 1 clinical trial;

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Select and advance two new antibody-drug conjugate or multispecific product candidates leveraging Zymeworks’ novel, therapeutic platforms (Azymetric™, ZymeLink™, EFECT™ and ProTECT™) to IND-enabling studies to provide the ability to submit two Investigational New Drug (IND) applications by the end of 2024;

•	Execute on new partnerships and collaborations to support the development and commercialization of zanidatamab and Zymeworks’ early-stage R&D pipeline and technology platforms;

•	Continue to support and advance Zymeworks’ core technology platforms and collaborations; and

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Improve Zymeworks’ financial position over 2022 and 2023 through a combination of alternatives, including forming additional partnerships and collaborations, monetizing existing assets and products and securing additional financing.

“By focusing on our key priorities, we can work towards improved operational execution in a cost-effective manner over 2022 and 2023, and position the Company for appropriate and well-managed growth of our clinical and preclinical pipeline as opportunities arise,” said Mr. Galbraith.

R&D Update

“2022 will be an important year for the development of our lead clinical-stage product candidate, zanidatamab, as we continue our efforts in conjunction with our Asia-Pacific partner, BeiGene, to make this potential new therapy available to patients around the world suffering from Biliary Tract Cancer (BTC) and Gastroesophageal Adenocarcinomas (GEA). We look forward to reporting new clinical data at upcoming medical conferences throughout 2022, and announcing next steps in the months ahead for both zanidatamab and ZW49,” stated Dr. Neil Josephson, Chief Medical Officer (CMO) of Zymeworks.

Biliary Tract Cancer (BTC)

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HERIZON-BTC-01, a pivotal study evaluating zanidatamab in previously-treated advanced HER2-amplified BTC, continues to enroll patients in line with our expectations, including in the Asia-Pacific region with our partner BeiGene

•	The Company refines its guidance of completing the enrolment in the HERIZON-BTC-01 pivotal clinical study by mid-2022

Gastroesophageal Adenocarcinoma (GEA)

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HERIZON-GEA-01, a pivotal study evaluating zanidatamab in 1L HER2-positive GEA, continues to enroll patients in line with our expectations, building off the encouraging clinical data in the 1L GEA setting for zanidatamab in combination with chemotherapy presented at ESMO in September 2021

•	The Company confirms its guidance of completing enrolment in the HERIZON-GEA-01 pivotal clinical study before the end of 2023

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The Company confirms its guidance for providing clinical data for zanidatamab in combination with chemotherapy and tislelizumab in 1L HER2-positive GEA in H1 2022 in conjunction with its Asia-Pacific partner BeiGene

Other Clinical Development Opportunities for Zanidatamab

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Early clinical studies continue to advance in important patient populations, including studies conducted in collaboration with BeiGene, ALX Oncology and Pfizer, that will play a role in determining and supporting investment in future clinical development opportunities for zanidatamab beyond the current pivotal studies for BTC and GEA

•	Zymeworks confirms its guidance for providing data for:

o	zanidatamab in combination with chemotherapy in 1L HER2-positive breast cancer in H1 2022 in conjunction with its Asia-Pacific partner BeiGene, and

o	zanidatamab in combination with Ibrance® and fulvestrant in 3L+ HER2-positive HR-positive breast cancer in H1 2022

ZW49

•	Dose escalation for the QW dosing schedule as well as expansion cohorts for the Q3W dosing schedule continue to progress

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The Company confirms its guidance of providing updated clinical data in H2 2022 that will inform and support clear decisions to be made in 2022 regarding the clinical development path for ZW49 in conjunction with its Asia-Pacific partner BeiGene

Leadership Team

“In connection with our renewed focus on key strategic priorities for 2022 and 2023, Mr. Neil Klompas, our newly-promoted Chief Operating Officer (COO), Dr. Neil Josephson, our recently-promoted CMO, and I have re-established the leadership team comprised of highly qualified and experienced individuals who will work together with us to reset, focus and build our Company,” stated Mr. Galbraith. “Mr. Klompas will work with me to directly manage and guide our commercial strategy for zanidatamab, our expanded outreach in business development and corporate development, our renewed early-stage R&D strategy for the technology platforms, our efforts to improve our financial position and leadership of our corporate operations. Dr. Josephson will work with me to manage our important clinical-stage development programs for zanidatamab and ZW49, and provide an important leadership function with our talented employees based in Seattle and other regions in the United States.”

“I look forward to working with both of them in their new leadership positions. In addition, we will be immediately commencing a search for an experienced Head of Research and Development to lead our R&D operations and continue building our world-class technology platforms.”

The leadership team is comprised of:

Neil Klompas, CPA, CA – Chief Operating Officer and Chief Financial Officer

Neil Josephson, MD – Chief Medical Officer

Bruce Hart, PhD – Senior VP, Regulatory Affairs

Mark Hollywood – Senior VP, Technical and Manufacturing Operations

Kaycia Wilde, PhD – VP, Clinical Operations

John Fann, PhD – VP, Technical Operations and Process Science

Milan Mangeshkar, PhD – VP, Biometrics

Surjit Dixit, PhD – VP, Technology

David Poon, PhD – VP, Business Development and Alliance Management

Daniel Dex, JD – VP, Legal and Corporate Secretary

Jennifer Kaufman-Shaw, JD, PhD – VP, Intellectual Property

Additional information regarding the background and experience of our leadership team is available on our website in the “Leadership” section.

In conjunction with the renewed focus on key priorities and desire for cost-efficiency in our operations, ten members (or 50%) of the former senior management team (including the Chief People Officer, Chief Commercial Officer and Chief Scientific Officer/EVP Early Development), will be leaving the Company. Additionally, in line with these reductions in the senior management team, a Company-wide reduction in workforce will be initiated with a target of reducing employee headcount by at least 25% by the end of 2022.

Mr. Galbraith said, “While we sincerely understand and appreciate the personal impact of these changes on employees in our organization, starting immediately, a smaller, more focused workforce is essential for us to improve our operating performance and accomplish our key priorities in a more cost-efficient manner. I am confident in the ability of our Board of Directors, our new leadership team and our dedicated employees to work effectively together as we move forward to carry out the work that we do every day for the benefit of patients in need, our collective success as a workforce, and in the interests of our stockholders to build a successful and valuable biotechnology company.”

Updated Financial Position

The Company provided an update on its financial resources, including having cash, cash equivalents and short-term investments of approximately $250 M (unaudited) as of December 31, 2021, and reiterated its guidance on a financial runway to fund current operations through at least late 2022. The Company intends to report full Q4 and FY 2021 results and provide any further corporate updates on February 24, 2022.

“We will continue to actively consider a variety of initiatives and options to further improve our financial position during 2022 and 2023, including spending reductions and deferrals, establishing additional collaborations and partnerships, monetizing existing assets and product candidates, and various new financing alternatives in order to provide the necessary funding to continue to pursue our key priorities, and to improve our financial condition for the longer term,” stated Mr. Klompas. “We will be looking at outlicensing, partnership and funding opportunities as they relate to several of our non-core early-stage R&D programs, including product candidates and intellectual property for targeting IL-12, CD47, and MET, as well as a novel ACE2 decoy program targeting SARS-CoV-2. We believe that prudent measures to grow our business in a well-managed and orderly fashion are aligned with the interests of patients in need, our employees and our stockholders, and we look forward to updating our progress on these efforts as and when appropriate.”

To help improve its financial condition for the longer-term, Zymeworks anticipates that it may, from time to time and subject to market conditions and other factors, consider raising additional capital to further support its business, operations and programs.

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the development of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, zanidatamab, is a novel Azymetric™ HER2-targeted bispecific antibody currently being evaluated in multiple Phase 1, Phase 2, and pivotal clinical trials globally as a targeted treatment option for patients with solid tumors that express HER2. Zymeworks’ second clinical candidate, ZW49, is a novel bispecific HER2-targeted antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of zanidatamab with Zymeworks’ proprietary ZymeLink™ linker and cytotoxin. Zymeworks is also advancing a deep preclinical pipeline in oncology (including immuno-oncology agents) and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with global biopharmaceutical companies. For more information on our ongoing clinical trials visit www.zymeworksclinicaltrials.com. For additional information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements that relate to Zymeworks’ expectations regarding implementation of its strategic priorities, including those with respect to its pipeline and R&D strategy; the goal of building a leading biopharmaceutical company; potential financing efforts; preliminary estimates of its year-end cash, cash equivalents and short-term investments and its anticipated financial runway; future financial position; current and future partnerships and strategic collaborations; timing of milestones with respect to zanidatamab, ZW49 and other potential product candidates; guidance relating to anticipated timing of and results from ongoing and planned clinical trials and the reporting of related data; the potential efficacy and commercial potential of technology platforms and product candidates; the ability to advance product candidates into later stages of development; performance of management and the implementation of changes in management; implementation of the reduction in force and related anticipated cost savings; the potential for additional measures to improve Zymeworks’ financial condition; and other information that is not historical information. When used herein, words such as “expect”, “will”, “continue”, “guidance” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; Zymeworks’ assumptions regarding its financial condition may be incorrect; Zymeworks may ultimately not pursue fundraising, may be unsuccessful if it does pursue fundraising or may be unable to fundraise on commercially reasonable terms; Zymeworks may fail to successfully implement the reduction in force or may not recognize the anticipated resulting cost savings; inability to maintain or enter into new partnerships or strategic collaborations; and the other risks described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for its quarter ended September 30, 2021 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events, except as may be required by law.

Contacts:

Investor Inquiries:

Ryan Dercho, Ph.D.

(604) 678-1388

ir@zymeworks.com

Jack Spinks

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Mary Klem

(604) 678-1388

media@zymeworks.com